

Two Harbors Investment Corp.

Third Quarter 2010

Investor Presentation

Safe Harbor Statement

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results of Two Harbors Investment Corp. ("Two Harbors" or the "Company") may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predict," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results of Two Harbors to differ materially from expected results. Factors that could cause actual results to differ include, but are not limited to, higher than expected operation costs, changes in prepayment speeds of mortgages underlying our RMBS, the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover certain losses that are expected to be temporary, changes in interest rates, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, and unanticipated changes in overall market and economic conditions.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors' most recent filings with the Securities and Exchange Commission ("SEC"), including Part I, Item 1A "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2009. All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Two Harbors' Investment Thesis

- We believe that the market opportunity is still considerable given the dislocations created by travails of Fannie Mae, Freddie Mac, et al.
- Two Harbors has assembled a formidable investment team.
- The mortgage market is highly idiosyncratic. Two Harbors has the benefit of state of the art proprietary systems and technology.

Opportunity + **Team** + **Systems** = **Shareholder Value**

U.S. Mortgage Market – Large Size and Opportunity

- The U.S. residential mortgage market is the second largest investable asset class.

U.S. Market Value by Asset Class (1)



$0.0
$4.0
$8.0
$12.0
$16.0
U.S. Equities
Residential Mortgages
Treasury Securities
Corporate Debt
15.9
10.7
8.3
7.0
Highly analyzed asset class
Residential mortgage market is a large and distressed market
Low yielding asset class
Highly analyzed asset class

Opportunity in U.S. by Asset Class	Market Participants	Investment Opportunity
U.S. Equities	High	High
Residential Mortgages	Low	High
Treasury Securities	Low	Low
Corporate Debt	High	Moderate

(1) Federal Reserve

TWO HARBORS

Changed Landscape for Mortgage Investors

- **Capital provider trends post-2008**
  - More opportunity for today's market participants – much less crowded investment space today.
    - Fannie Mae and Freddie Mac are pursuing public policy initiatives and managing their loan portfolios.
    - Wall street proprietary trading desks have exited the market or reduced risk appetite significantly.
    - CDOs and SIVs, once providers of capital to this space, are now sellers of mortgages.
    - We believe money managers, banks and insurance companies, hedge funds and REITs are the primary participants in the mortgage market today.



CDOs and SIVs
Money Managers
Proprietary Trading Desks
Banks and Insurance Companies
MBS REITS
Hedge Funds
Fannie Mae and Freddie Mac

Note: These statements represent opinions only and are based upon the observations of Two Harbors' management and those of its external manager, Pine River Capital Management, L.P.

Two Harbors Team with Deep Securities Experience

Investment Team

Co-Chief Investment Officers

Steven Kuhn

- Also serves as Partner - Head of Fixed Income Trading of Pine River
- Goldman Sachs Portfolio Manager from 2002 to 2007; 18 years investing in and trading mortgage backed securities and other fixed income securities for firms including Citadel and Cargill

William Roth

- Also serves as Fixed Income Portfolio Manager for Pine River
- 29 years in mortgage securities market, including at Salomon Brothers and Citi; Managing Director in proprietary trading group managing MBS and ABS portfolios

15-member RMBS Team

Traders and Analysts

- Trading team of four traders and three analysts from top Street RMBS groups
- Six person Research Group
- Repo Manager with 25 years experience

Executive Officers

Chief Executive Officer

Thomas Siering

- Also serves as Partner - Head of Fundamental Strategies of Pine River
- Previously head of Value Investment Group at EBF & Associates; Partner since 1997
- 29 years of investing and management experience; commenced career at Cargill where he was a founding member of Financial Markets Department

Chief Financial Officer

Jeffrey Stolt

- Also serves as Partner of Pine River. Joined Pine River at inception in 2002.
- EBF & Associates from 1989 to 2002; Controller since 1997. Began his career at Cargill in the Financial Markets Department

Note: Employee data as of October 30, 2010.

Investment Approach

Investment Strategy

- **Captures Benefits of Hybrid Model:** Holistic view of the market is taken by evaluating opportunities across the Agency and non-Agency RMBS universe.
- **Opportunistic:** We deploy a fluid capital allocation model in the residential mortgage markets.
- **Balanced Portfolio Construction:** Two Harbors takes a balanced approach to prepayment, interest rate, and credit risk exposure, and employs moderate leverage.
- **Disciplined Asset Selection:** Extensive analysis of the underlying loans is conducted, including loan and property type, maturity, prepayment characteristics and borrower credit profiles.

Investment Portfolio



($ in millions)
Mezzanine $51
Hybrid ARMs $284
Senior $223
Interest Only (1) $7
Fixed Rate $365
Total portfolio: $930
Agency Bonds $656M
Non-Agency Bonds $274M

Yields



18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
16.2%
6.2%
4.4%
10.6%
4.9%
3.6%
11.3%
5.7%
4.2%
10.4%
5.9%
4.3%
Q4-2009
Q1-2010
Q2-2010
Q3-2010
Agency RMBS (2)
Non-Agency RMBS
Total (3)

(1) Interest-only securities do not include inverse interest-only securities (IIOs) which are accounted for as derivatives and total $21 million as of September 30, 2010.
(2) Agency RMBS yield includes IIOs accounted for as derivatives.
(3) Total portfolio yield includes IIOs accounted for as derivatives.

TWO HARBORS

Importance of Security Selection

Portfolio Composition

Q3-2010 Agency Book



Post-2006
11%
Prepayment protected
27%
Low loan balances
22%
Pre-2002
16%
2002-2005
24%

Focus on low and stable prepayments

- Pools with seasoning, prepayment protection, and low loan balances provide for sustainable yields.
- Stable cash flows make interest rate hedging easier.
- Focusing on low and stable prepays aims to minimize book value volatility.

Q3-2010 Non-Agency Book



Sub-Prime
32%
Prime
5%
Alt-A
32%
Option ARM
31%

Focus on lower-priced securities

- Weighted average cost basis of $59.2.
- Large discount to par of approximately $251 million.
- Minimizes downside credit risk, but retains upside optionality.
- Avoids strategic default risk.

Note: All figures and data on this slide are as of September 30, 2010.

Operating Performance

Q3-2010 Book Value Change

- **Hybrid model provides opportunity for book value growth.**
  - Increased book value 6.2% on a sequential quarter basis compared to industry average of -0.4%.
  - Both Agency and non-Agency portfolios contributed to increased book value.
  - Sector and security selection drive performance.



Q3-2010 Book Value Change (1)
12.0%
6.0%
-6.0%
-12.0%
-10.2%
-4.7%
-2.6%
-0.5%
-0.4%
-0.3%
0.0%
1.9%
2.6%
6.2%
NLY
CYS
ANH
AGNC
CMO
CIM
HTS
IVR
MFA
TWO
Median -0.4%

Strong Dividend History

- **Track record of delivering strong dividends to shareholders.**
  - Declared dividend of $0.39 per share, or 17.3% yield on annualized basis [2].
  - Declared dividends of $1.08 per share on a year-to-date basis.



Quarterly Dividend
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.26
$0.36
$0.33
$0.39
Q4-2009
Q1-2010
Q2-2010
Q3-2010

(1) Financial data on this slide based on September 30, 2010 financial information as filed with the Securities and Exchange Commission ("SEC"). Peers include AGNC, ANH, CIM, CMO, CYS, HTS, IVR, MFA and NLY. MFA book value is shown on an ex-dividend basis.
(2) Reported third quarter 2010 dividend annualized, divided by closing share peice as of September 30, 2010.

Attractive Returns With Lower Risk

Superior asset selection and risk management drive returns while taking on less risk.

Attractive & Comparable Dividend Yield (1)…



20.0%
15.0%
10.0%
5.0%
-
17.3%
15.5%
Q3-2010
TWO
Q3-2010
Peer Median

… With Lower Leverage (2)…



6.0x
4.0x
2.0x
-
3.3x
5.6x
Q3-2010
TWO
Q3-2010
Peer Median

… Less Interest Rate Exposure (3)…



15.0%
10.0%
5.0%
-
4.5%
13.9%
Q3-2010
TWO
Q3-2010
Peer Median

… And Less Prepayment Risk (4)



30.0%
20.0%
10.0%
-
16.2%
12.5%
9.7%
27.8%
34.1%
21.9%
Q1-2010
Q2-2010
Q3-2010
Q1-2010
Q2-2010
Q3-2010
TWO
Peer Median

TWO HARBORS Investment Corp.

Source: Note: "TWO" means Two Harbors Investment Corp. All peer financial data on this slide based on September 30, 2010 financial information as filed with the SEC. Peers include AGNC, ANH, CIM, CMO, CYS, HTS, IVR, MFA and NLY.

(1) Reported third quarter 2010 dividend annualized, divided by closing share price as of September 30, 2010.

(2) Debt-to-equity defined as total borrowings to fund RMBS securities and Agency derivatives divided by total equity.

(3) Represents range of the percentage change in equity value for +/- 100bps change in interest rates. Change in equity value is asset change adjusted for leverage. Data not available for CYS and CMO.

(4) Represents the constant prepayment rate, or CPR, on the Agency RMBS portfolios. Data not available for CIM.

Contact Information

For further information, please contact:

Anh Huynh
Investor Relations
Two Harbors Investment Corp.
212.364.3221
Anh.Huynh@twoharborsinvestment.com

Appendix

Overview of Pine River Capital Management

Global multi-strategy asset management firm providing comprehensive portfolio management, transparency and liquidity to institutional and high net worth investors.

- Founded June 2002 with offices in New York, London, Beijing, Hong Kong, San Francisco and Minnesota.
- Over $3.0 billion assets under management, of which approximately $1.6 billion dedicated to mortgage strategies [(1)].
  - Experienced manager of non-Agency, Agency and other mortgage related assets
  - Demonstrated success in achieving growth and managing scale

Experienced, Cohesive Team [(2)]:

- Eight partners together for average of 12 years
  - Average 20 years experience
- 108 employees, 39 investment professionals
- No senior management turnover
- Historically low attrition

Established Infrastructure:

- Strong corporate governance
- Registrations: SEC/NFA (U.S.), FSA (U.K.), SFC (Hong Kong), SEBI (India) and TSEC (Taiwan)
- Proprietary technology
- Global footprint

Minnetonka, MN • London • Beijing • Hong Kong • San Francisco • New York

(1) Estimate as of November 1, 2010. Assets under management includes Two Harbors.
(2) Employee data as of October 30, 2010.